Washington, D.C.  20549


                             F O R M  8-K


                             Current Report
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported)
                          September 12, 1997

	                 BOSTON CAPITAL TAX CREDIT FUND IV L.P.
           (Exact name of registrant as specified in its charter)


	                                 Delaware
                  (State or other jurisdiction of incorporation)


	              33-70564                        	04-3208648
        (Commission File Number)	      (IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code (617) 624-8900


	                            None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

	On September 12, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof (the "Partnership") completed various agreements relating to Escher SRO Project, L.P. a New Jersey limited partnership
(the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 12, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and operates a recently renovated apartment complex located at 50 Escher Street, Trenton, New Jersey, which is known as Escher Street SRO (the "Apartment Complex"). The Apartment Complex consists of one building which previously was a vacant factory building and now contains 104 units, of which 100 are single room occupancy residential units and the remaining four (4) units are for use by the Apartment Complex superintendent, the Manager and the maintenance staff. The Apartment Complex is currently in the rent-up stage and is expected to achieve 100% occupancy by April 30, 1998.

	The Operating Partnership is receiving permanent financing in the amount of $1,590,000 (the "City Loan") from the City of Trenton, New Jersey (the "City"). The City Loan has a 16 year term and accrues interest at 9% per annum with a pay rate of 7.5% per annum. The Operating Partnership is also receiving a loan from the City in the amount of $100,000 which is being used by the Operating Partnership to fund a portion of the Operating Deficit Reserve. The Operating Partnership is also receiving a loan in the amount of $419,956 (the "Balanced Housing Loan") from the Balanced Housing Development Corporation, the General Partner of the Apartment Complex. The proceeds of the Balance Housing Loan were received by the General Partner from Sovereign Bank, F.S.B. under the Federal Home Loan Bank Board AHP Program and were in turn loaned to the Operating Partnership by the General Partner at the Applicable Federal Rate of interest over a 30-year term. The Operating Partnership is also receiving a grant in the amount of $399,791 from the New Jersey Housing and Mortgage Finance Agency.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The General Partner of the Operating Partnership is Balanced Housing Development Corporation, a New Jersey corporation
(the "General Partner"). The General Partner is also serving as the Developer of the Apartment Complex and an affiliate of the General Partner, Fela, Inc. d/b/a Emet Realty Management and Development Company, Inc. is serving as the Management Agent of the Apartment Complex. Donald Brown is the President of both the General Partner and the Management Agent. Mr. Brown has an extensive background in accounting, mortgage banking, construction, financing development and management of various forms of real estate, including single room occupancy facilities.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,748,125 to the Operating Partnership in six (6) Installments as follows:

I. $1,992,618 on the latest to occur of (A) Tax Credit Set
Aside, (B) Initial Closing, (C) receipt by Boston
Capital of an acceptable commitment of the City of Trenton regarding the restructure of the City Loan, (D) the Admission Date, or (E) receipt by Boston Capital of an acceptable commitment for title insurance
(the "First Installment");
II. $805,507 on the latest to occur of (A) 75% Construction Completion, as determined by Boston Capital, (B) receipt of an owner's title insurance policy satisfactory to the Special Limited Partner, (C) confirmation by Boston Capital that each of the itemized outstanding due diligence matters has been completed by the General Partner to the reasonable satisfaction of Boston Capital, or (D) receipt of a payoff letter from the Contractor stating that all amounts due and payable to the Contractor have been paid in full and that the Operating Partnership is not in violation of the Construction Contract, and satisfaction of all of the conditions to the payment of the First Installment (the "Second Installment");
III. $400,000 on the latest to occur of (A) Substantial Completion, (B) State Designation or (C) Cost
Certification, and satisfaction of all of the conditions to the payment of the First and Second Installments (the "Third Installment");
IV. $220,000 on the later to occur of (A) Initial 95%
Occupancy Date (B) Final Closing or (C) First Rental
Achievement, and satisfaction of all conditions to the payment of the First, Second and Third Installments
(the "Fourth Installment");
V. $320,000 upon (A) Second Rental Achievement and (B) satisfaction of all conditions to the payment of the First, Second, Third and Fourth Installments
(the "Fifth Installment"); and
VI. $10,000 upon (A) the receipt by the Partnership of the Operating Partnership's federal income tax return for the year in which Rental Achievement occurred and
(B) satisfaction of all conditions to the payment of the First, Second, Third, Fourth and Fifth Installments
(the "Sixth Installment").
The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $5,949,400 of Tax Credits during the 10-year period commencing in 1998 of which 99.99% ($5,948,805) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


                         Normal        Capital
                       Operations   Transactions    Cash Flow

 General Partner         0.01%         50%           80%

 Partnership            99.99%         50%           20%



	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Operating Partnership shall pay to Boston Capital or an affiliate thereof an annual Asset Management Fee in the amount of $7,500 per annum, commencing in 1998, for services in connection with the preparation of reports required pursuant to
Section 13.04 of the Operating Partnership Agreement. The Asset Management Fee for each fiscal year will be payable from Cash
Flow; provided, however, that if in any fiscal year Cash Flow is insufficient to pay all or any portion of the Asset Management
Fee the unpaid portion, shall accrue, without interest, and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital
Transaction as provided in Article XI of the Operating
Partnership Agreement.

	The Operating Partnership shall pay to the General Partner a fee (the "Incentive Partnership Management Fee") commencing in
1998 (pro rata for 1997) for its services in connection with the managing of the day to day business of the Operating
Partnership in an annual amount equal $7,500 per annum.
The Incentive Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow to the extent Cash Flow is available therefor for such year;
provided, however, that if in any fiscal year commencing with 1998 (pro rata for 1997), Cash Flow is insufficient to pay the full amount of the Incentive Partnership Management Fee, the unpaid portion thereof shall accrue, without interest, and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital
Transaction as provided in Article XI of the Operating
Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership shall pay to the Developer a development fee (the "Development Fee") in the total amount of $964,774. The Development Fee shall be payable $86,549 from the proceeds of the First Installment, $220,000 from the proceeds of the Fourth Installment, $320,000 from the proceeds of the Fifth Installment and $10,000 from the proceeds of the Sixth Installment, with the unpaid balance of $328,225 (the "Deferred Development Fee") payable as provided in
Article XI of the Operating Partnership Agreement.
The Management Agent for the Apartment Complex will receive a fee equal to 8.5% of Total Operating Revenue of the Apartment Complex with potential to increase to a maximum of 10% of Total Operating Revenue of the Apartment Complex.


Item 7.  Exhibits.


(c) Exhibits.                                              Page
(1) (a)<F1>       Form of Dealer-Manager Agreement between
                  Boston Capital Services, Inc. and
                  the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer
                  Agreement)

(2) (a)           Amended and Restated Agreement of Limited
                  Partnership of Escher SRO Project, L.P.

(2) (b)           Certification and Agreement relating to
                  Escher SRO Project, L.P.

(4) (a)2<F2>	     Agreement of Limited Partnership of
                  the Partnership

(16) None

(17) None

(21) None

(24) None

(25) None

(28) None


_______________

<F1>   Incorporated by reference to Exhibit (1) to Registration
       Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>   Incorporated by reference to Exhibit (4) to Registration
       Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 22, 1998


                      BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                      By:	Boston Capital Associates IV L.P.,
	                         its General Partner


	                       By:	C&M Associates, d/b/a Boston
                            Capital Associates, its
                            General Partner


                         By:	/s/ Herbert F. Collins
                             Herbert F. Collins, Partner